SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARMSTRONG WORLD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Your Vote Counts! ARMSTRONG WORLD INDUSTRIES, INC. 2021 Annual Meeting Vote by June 23, 2021 11 :59 PM ET ARMSTRONG WORLD INDUSTRIES, INC. MARK A. HERSHEY 2500 COLUMBIA AVENUE LANCASTER, PA 17603 You invested in ARMSTRONG WORLD INDUSTRIES, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 24, 2021. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 10, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control# Smartphone users Point your camera here and vote without entering a control number June 24, 2021 8:00AM EDT Virtually at: www.virtualshareholdermeeting.com/AWI2021

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Stan A. Askren 04) Barbara L. Loughran 07) Wayne R. Shurts 02) Victor D. Grizzle 05) Larry S. McWilliams 08) Roy W. Templin 03) Tao Huang 06) James C. Melville 09) Cherryl T. Thomas Board Recommends For For For 2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2021. 3. To approve, on an advisory basis, our Executive Compensation Program. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. In their discretion, the proxy holders are authorized to vote such other business as may properly come before the meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".